WELLS FARGO FUNDS TRUST

Small Cap Opportunities Fund
Institutional Class
Small Company Growth Fund
Institutional Class

Supplement dated May 8, 2002 to the
Prospectus dated February 1, 2002

The Small Cap Opportunities Fund and the Small Company Growth Fund are closed to new investors.

Under limited circumstances, the Small Cap Opportunities Fund may continue to accept new investors through certain institutions or groups that have indicated an intent to establish a selling relationship with the Fund. Please contact your selling agent for more information if you believe you qualify to purchase shares of this Fund.